                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           ALL SEASON VEHICLES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                  A.S.V., INC.

                             --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 JUNE 19, 1998

                             --------------------

  The Annual Meeting of Shareholders of A.S.V., Inc. will be held at the Sawmill Inn, 2301 Pokegama Avenue South, Grand Rapids, Minnesota on Friday, June 19, 1998 at 1:00 p.m., local time, for the following purposes:

     1. To elect eight directors to the Board of Directors.

     2. To vote upon a proposal to amend the 1996 Incentive and Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder.

     3. To adopt the 1998 Non-Employee Director Stock Option Plan.

     4. To approve the selection of Grant Thornton LLP as independent public accountants of the Company for the fiscal year ending December 31, 1998.

     5. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

     Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy, the Company's 1997 Annual Report to Shareholders and the Company's Quarterly Report to Shareholders for the three months ended March 31, 1998, which are being sent to you by order of the Board of Directors.

     Only shareholders of record shown on the books of the Company at the close of business on April 20, 1998 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.


                                 By Order of the Board of Directors,



                                 Edgar E. Hetteen
                                 Secretary


Dated:  May 11, 1998
        Grand Rapids, Minnesota

                                  A.S.V., INC.
                                 840 LILY LANE
                         GRAND RAPIDS, MINNESOTA 55744
                      -----------------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 1998

                      -----------------------------------

                                  INTRODUCTION

   This Proxy Statement is being furnished to the shareholders of A.S.V., Inc. ("ASV" or the "Company"), in connection with the solicitation by the Board of Directors of ASV of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, June 19, 1998 at 1:00 p.m., local time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting. This Proxy Statement and the accompanying proxy were first mailed to shareholders on or about May 11, 1998.

   The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by letter or telephone.

   Any shareholder giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Annual Meeting.

   The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of ASV's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the slate of directors proposed by the Board of Directors as listed herein. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore, will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed to be present at the Annual Meeting for purposes of calculating the vote required for approval of such proposal.

                      OUTSTANDING SHARES AND VOTING RIGHTS

   The Board of Directors of the Company has fixed April 20, 1998 as the record date (the "Record Date") for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date, 5,022,852 shares of ASV's Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of the Common Stock are not entitled to cumulative voting rights. Generally, the affirmative vote of a majority of the shares of Common Stock present and entitled to vote on each matter is required for the election of each director nominee and the approval of each other matter to be acted upon. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitiute such a quorum.

   ALL SHARE DATA INCLUDED IN THIS PROXY STATEMENT IS PRESENTED WITHOUT GIVING EFFECT TO THE COMPANY'S PROPOSED MAY 1998 3-FOR-2 STOCK SPLIT.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of April 20, 1998 by: (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group and (iv) each person or entity known by the Company to own beneficially more than five percent of the Company's Common Stock. Unless otherwise indicated, the business address of the individuals listed below is 840 Lily Lane, Grand Rapids, MN 55744.


                                        SHARES BENEFICIALLY   PERCENT OF OUTSTANDING
   NAME                                         OWNED (1)            SHARES (1)
   ----                                 -------------------  ------------------------
   James H. Dahl (2)..................           631,184  (3)             12.0%
   Gary D. Lemke......................           271,402  (4)              5.3%
   Philip C. Smaby....................           265,045  (5)              5.3%
   Jerome T. Miner....................           242,150  (6)              4.8%
   Edgar E. Hetteen...................           187,950  (7)              3.7%
   Leland T. Lynch (8)................            21,125  (9)                *
   Karlin S. Symons (10)..............            14,250  (9)                *
   R. E. "Teddy" Turner, IV (11)......             2,375 (12)                *
   All executive officers and
    directors as a group (9 persons)..         1,663,955 (13)             30.5%

------------------
*   Less than 1%.
(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of April 20, 1998 are deemed outstanding for computing the beneficial ownership percentage of the person holding such options but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) The business address of Mr. Dahl is 1200 Riverplace Boulevard, Suite 902, Jacksonville, FL 32207.
(3) Includes 1,875 shares subject to options exercisable within 60 days, 296,600 shares owned by Rock Creek Partners, Ltd., an investment partnership, of which Mr. Dahl is the Managing General Partner, 15,000 shares subject to a warrant exercisable within 60 days owned by an IRA established for the benefit of Mr. Dahl, 120,000 shares subject to a warrant exercisable within 60 days owned by Rock Creek Partners, Ltd., 90,909 shares subject to a convertible debenture convertible within 60 days owned by Rock Creek Partners, Ltd., 103,800 shares owned by a trust established for the benefit of Mr. Dahl's minor children and 3,000 shares owned by an IRA established for the benefit of Mr. Dahl's wife.
(4) Includes 99,000 shares subject to options exercisable within 60 days, 96,845 shares held jointly with Mr. Lemke's wife, 40,909 shares held by Mr. Lemke's wife and 3,286 shares held in the Company's 401(k) Plan.
(5) Includes 17,250 shares subject to options exercisable within 60 days and 33,000 shares held by the Smaby Family Limited Partnership of which Mr. Smaby is the sole general partner.
(6) Includes 17,250 shares subject to options exercisable within 60 days.
(7) Includes 35,250 shares subject to options exercisable within 60 days and 75,400 shares held by Mr. Hetteen's wife.
(8) The business address of Mr. Lynch is 800 Hennepin Avenue, Minneapolis, MN 55403.
(9) Includes 10,125 shares subject to options exercisable within 60 days.
(10)The business address of Ms. Symons is 5500 Norwest Center, 90 South Seventh St., Minneapolis, MN 55402.
(11)The business address of Mr. Turner is 2030 Dering Circle, Atlanta, GA
    30345.
(12)Includes 1,875 shares subject to options exercisable within 60 days.
(13)Includes an aggregate of 214,725 shares of Common Stock that are subject to options from the Company exercisable within 60 days by executive officers and directors, 135,000 shares that are subject to warrants from the Company exercisable by a director within 60 days, 90,909 shares that are subject to a convertible debenture from the Company convertible within 60 days and 5,037 shares held in the Company's 401(k) Plan.

                ELECT EIGHT DIRECTORS TO THE BOARD OF DIRECTORS
                                 (PROPOSAL #1)

   The Board of Directors has set the number of directors to be elected for the
ensuing year at eight (8).   The Board of Directors has nominated the eight
current directors of the Company: Gary D. Lemke, Edgar E. Hetteen, Philip C. Smaby, Jerome T. Miner, Leland T. Lynch, Karlin S. Symons, James H. Dahl and R.
E. "Teddy" Turner IV (the "Nominees") to stand for election at the Annual Meeting. The eight current directors of the Company have consented to stand for reelection.

   VOTE REQUIRED. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

   In the absence of other instructions, the Proxies will be voted for each of the Nominees. If elected, each Nominee shall serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified. If any of the Nominees should be unable to serve as director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by Board of Directors shall be voted by the proxy representatives for such substitute nominee(s) as is recommended by the Board of Directors, or, in the absence of such recommendation, for such fewer number of directors as remain willing and able to serve.

   The following table provides certain information with respect to the Company's executive officers and directors:


     NAME                       AGE  POSITION
     ----                       ---  --------
     Gary D. Lemke               57  President and Director
     Edgar E. Hetteen            77  Vice President, Secretary and Director
     Philip C. Smaby             79  Chairman of the Board
     Jerome T. Miner*#           62  Vice Chairman of the Board
     Leland T. Lynch             61  Director
     Karlin S. Symons*#          51  Director
     James Dahl*                 44  Director
     R. E. "Teddy" Turner IV     34  Director
     Thomas R. Karges            37  Chief Financial Officer

     ---------------------
     * Denotes a member of the Audit Committee.
     # Denotes a member of the Compensation and Stock Option Committee.

   GARY D. LEMKE, the President and a director of the Company, co-founded the Company in 1983. From 1976 to 1983, Mr. Lemke owned Marcell Manufacturing Co., which imported utility snow vehicles for distribution in the United States and
manufactured related specialty items.   Mr. Lemke also owned a recreational snow
vehicle dealership in Grand Rapids, Minnesota from 1969 to 1980.

   EDGAR E. HETTEEN, the Vice President, Secretary and a director of the Company, co-founded the Company in 1983. Mr. Hetteen founded Polaris Industries, Inc. in 1947 and Arctic Enterprises, Inc. in 1961, two principal manufacturers of snowmobiles.

   PHILIP C. SMABY, the Chairman of the Board of Directors of the Company since 1987 and a director since 1983, is currently retired. Mr. Smaby co-founded Bermel-Smaby Realty, Inc. in 1946 and was its President until it was sold in 1985. Mr. Smaby is a member of the board of directors of the Real Estate Group Insurance Trust, the National Association of Realtors, and the International Real Estate Federation. Mr. Smaby is an uncle to Ms. Symons.

   JEROME T. MINER, a director since 1991 and Vice Chairman of the Board since 1995, has been the President of Jerry Miner Realty, Inc., an owner and operator of various retail stores in Grand Rapids, Minnesota, since 1984.

   LELAND T. LYNCH, a director since 1995, has been Managing Partner, Chairman and Chief Executive Officer of Carmichael Lynch Inc. since 1962 and is the Chair of the Minneapolis Downtown Council.

   KARLIN S. SYMONS, a director since 1995, has been an attorney/partner with the law firm of Kaplan, Strangis and Kaplan of Minneapolis, Minnesota since 1989. Ms. Symons is the Chairperson of the Board of Trustees of The William Mitchell College of Law and is the niece of Mr. Smaby.

   JAMES H. DAHL, a director since 1996, has been the President of James Dahl & Company, a private investment company, since 1989 and the Managing General Partner of Rock Creek Partners, Ltd., a private investment partnership, since 1993.

   R. E. "TEDDY" TURNER IV, a director since April 1997, has been the President of Turner Telecommunications Co., LLC, an advanced video technology company, since September 1996. From 1993 to 1996, Mr. Turner was the Southeast Regional Sales Manager of Turner Home Entertainment. From 1990 to 1993, Mr. Turner was the President of Challenge America, Ltd., a sports marketing company. Mr. Turner is a Trustee of the Turner Foundation.

   THOMAS R. KARGES has been the Company's Chief Financial Officer since October 1994. Mr. Karges was previously with the accounting firm of McGladrey & Pullen since 1983 in Minneapolis, Minnesota and Rapid City, South Dakota. Mr. Karges held the position of general service senior manager from 1992 to 1994 and was promoted to partner in 1994.

COMMITTEE AND BOARD MEETINGS

   The Company has an Audit Committee to review the results and scope of the audit and other accounting related services and a Compensation and Stock Option Committee to provide recommendations concerning salaries and incentive compensation for officers and employees of the Company. The Company does not have a nominating committee for Board of Director nominees.

   During fiscal 1997, the Compensation and Stock Option Committee and the Audit Committee each met one time. The Board of Directors held five meetings in 1997. Directors and Committee members frequently take formal action by written consent, in accordance with Minnesota law, rather than hold formal Board and Committee meetings. All directors attended 75% or more of the total number of meetings of the Board of Directors and Committees of which they were a member, except that Mr. Dahl attended 66% of such meetings.

COMPENSATION OF DIRECTORS

   GENERAL POLICY. In 1997, the Company paid its non-employee Directors a fee of $1,250 per meeting attended. This policy has been discontinued effective 1998. In addition, the Company reimburses Directors for expenses incurred in connection with attendance at meetings of the Board of Directors.

   STOCK OPTIONS. In addition to cash compensation, Directors of the Company have, in the past, received grants of stock options under the Company's 1994 Long-Term Incentive and Stock Option Plan and 1996 Incentive and Stock Option Plan. In April 1997, an option was granted to Mr. Turner to purchase 7,500 shares of the Company's Common Stock at $18.25 per share in connection with Mr. Turner's election to the Board. In December 1997, options were granted to Messrs. Smaby, Miner, Lynch, Dahl, Turner and Ms. Symons to purchase 10,000 shares of the Company's Common Stock.

   In December 1997, the Board of Directors adopted, subject to shareholder approval, the 1998 Non-Employee Director Stock Option Plan (the "Director Plan") which provides for the automatic grant of an option to purchase 10,000 shares of Common Stock of the Company to each director who is not an employee of the Company on the first business day of each calendar year. The Director Plan also provides for the grant of an option to purchase 7,500 shares of Common Stock to each non-employee director on the date such director is first elected to the Board. See "Proposal #3 - Approve the 1998 Non-Employee Director Stock Option Plan." Grants under the Director Plan are intended to replace cash compensation and discretionary option grants made to directors in the past, although the Company, in its discretion, may provide additional compensation to its non-employee directors in the future.

   Directors who are also employees of the Company do not receive any additional compensation for serving on the Board of Directors, but may receive stock options as part of their compensation as officers of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In 1986, a patent was issued to the Company with respect to the Posi-Turn power steering system. The steering system was invented by Gary Lemke, President of the Company, and his rights with respect to the invention were assigned by him to the Company. In connection with the assignment, the Company did not pay any compensation to Mr. Lemke, but agreed that in the event the Company licenses any of its rights under the patent to others, Mr. Lemke will receive 25% of any royalties under such license.

          In December 1996, the Company entered into a five year consulting agreement with a private consulting firm which is owned by Mr. Dahl's brother. James Dahl provides contract services to this consulting firm. In connection with the consulting agreement, the Company issued a warrant to the consulting firm for the purchase of 225,000 shares of the Company's Common Stock at $11.00 per share in exchange for monthly consulting services to be received over the term of the agreement. The warrant price was the approximate fair market value on the date the Company and the private consulting firm orally agreed to enter into the consulting agreement. The warrant became exercisable and transferrable in December 1997. The warrant expires December 2006. Mr. Dahl disclaims any beneficial ownership in the shares that may be obtained upon exercise of the warrant by the consulting firm.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than 10% of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on a review of the copies of such reports furnished to or obtained by the Company, the Company believes during the fiscal year ended December 31, 1997, all filing requirements applicable to its directors, officers or beneficial owners of more than 10% of the Company's outstanding shares of Common Stock were complied with, except James H. Dahl filed late one report on Form 4 relating to twenty transactions during a twelve day period in April 1997

                             EXECUTIVE COMPENSATION

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW

   The Company's Compensation and Stock Option Committee (the "Compensation Committee") is responsible for establishing compensation policies for all executive officers of the Company, including the Company's President. The members of the Compensation Committee are Ms. Symons and Mr. Miner. The Compensation Committee establishes the total compensation for the executives officers. The Compensation Committee is composed entirely of outside Directors.

   The objectives of the Company's executive compensation program are:

      1. to attract, retain and motivate superior talent and reward individual performance;

      2. to support the achievement of the Company's strategic goals; and

      3. through stock based compensation, align the executive officers' interests with those of the shareholders of the Company.

   The following report addresses the Company's executive compensation policies and discusses factors considered by the Compensation Committee in determining the compensation of the Company's President and other executive officers for the year ended December 31, 1997.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

   The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long term performance goals, reward the achievement of corporate goals, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. The Company's executive officers are paid base salaries that are subject to annual cost-of-living increases, along with periodic adjustments to recognize favorable corporate and individual performance and also to make such salaries competitive with other similar sized companies in the manufacturing industry. The Company's executive officers are also given the opportunity to participate in certain other broad-based employee benefit plans. The Company's use of stock option grants as a key component of its executive compensation plans reflects the Compensation Committee's position that stock ownership by management and stock based compensation arrangements are beneficial in aligning management's and shareholders' interests to enhance shareholder value. The Compensation Committee believes that a greater reliance on stock-based incentives is appropriate for the Company's current stage of development.

STOCK OPTIONS

   Stock options awarded under the Company's 1994 Long-Term Incentive and Stock Option Plan and 1996 Incentive and Stock Option Plan are intended as incentive compensation and have historically been granted to officers and other key employees to attract, retain and motivate the talent necessary for the Company to achieve its objectives. The Company's policy is to grant stock options annually in connection with a review of each individual's performance of their job functions, at which point the Compensation Committee may or may not grant additional options at its discretion. Stock option grants totaling 97,000 shares and 45,000 shares were granted to 14 employees and two executive officers other than the President, respectively, in 1997 as a reward for individual contributions to the Company.

PRESIDENT'S COMPENSATION

   Gary D. Lemke serves as the Company's President and Chief Executive Officer. Compensation for Mr. Lemke during 1997, as reflected in the Summary Compensation Table set forth herein, consisted of base compensation and the grant of one stock option. Mr. Lemke's base compensation for 1997 was increased 17 percent from his base salary in 1996 to reflect a cost-of-living increase and to recognize favorable corporate and individual performance. A stock option of 100,000 shares was also granted to Mr. Lemke in December. This stock option award reflects the Committee's judgment as to Mr. Lemke's individual performance and the overall performance of the Company.

   At this time the Committee has no formal written plan for Presidential compensation separate and apart from the Company's general compensation philosophy. Until a plan specific to the President is developed, Presidential compensation will be based on corporate and individual performance, consistent with guidelines applicable to all key employees.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS:

              Karlin S. Symons           Jerome T. Miner

                           SUMMARY COMPENSATION TABLE

   The following table sets forth the total remuneration paid during the Company's last three fiscal years to the President of the Company, who serves in the capacity of the Company's chief executive officer. No other executive officer of the Company earned total annual salary and bonus in fiscal 1997 in excess of $100,000.

                                      ANNUAL              LONG-TERM
                                   COMPENSATION          COMPENSATION
                               --------------------  --------------------
                    FISCAL                           NUMBER OF SECURITIES
NAME                 YEAR       SALARY    BONUS (1)   UNDERLYING OPTIONS
---------------      ----      ---------  ---------  --------------------
Gary D. Lemke        1997       $110,000       ---            100,000
                     1996         94,000       ---            307,500
                     1995         90,000   $ 25,000             3,000

--------------------
   (1) Reflects bonus earned during the fiscal year and paid during the next fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth certain information concerning grants of options to purchase Common Stock made during fiscal 1997 to the executive officer named in the Summary Compensation Table above.

                   NUMBER OF      PERCENT OF TOTAL
                   SECURITIES     OPTIONS GRANTED        EXERCISE                       GRANT DATE
                   UNDERLYING      TO EMPLOYEES IN         PRICE        EXPIRATION       PRESENT
     NAME           OPTIONS        FISCAL YEAR           PER SHARE          DATE        VALUE ($) (2)
---------------  ---------------- -----------------   ---------------  -------------   --------------
Gary D. Lemke..        100,000 (1)         41.3%           $27.50       Dec. 12, 2004    $1,600,000

---------------
  (1) Twenty-five percent of the option becomes exercisable on each annual anniversary date of the option beginning December 12, 1998.
  (2) The present value of the stock option is calculated using the Black-Scholes options-pricing model with the following assumptions: zero dividend yield; expected volatility of 48.80%; risk-free interest rate of 5.79% and an expected life of 7.00 years.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

  The following table summarizes information related to options exercised during fiscal 1997 and the number and value of options held at the end of fiscal 1997 by the executive officer named in the Summary Compensation Table above.

                                                       NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                      SHARES                                 OPTIONS AT                   IN-THE-MONEY OPTIONS
                     ACQUIRED ON      VALUE              DECEMBER 31, 1997              AT DECEMBER 31, 1997 (1)
        NAME         EXERCISE (#)   REALIZED ($)    EXERCISABLE    UNEXERCISABLE      EXERCISABLE  UNEXERCISABLE
   ---------------  -------------   -------------  -------------  ---------------     -----------  -------------
   Gary D. Lemke..      150,000      $3,703,864         99,000           326,500       $1,424,953    $2,583,057

-----------------
   (1) Valuation of these options is equal to the difference between $29.00, the closing sale price of the Company's Common Stock on December 31, 1997, and the option exercise price per share, multiplied by the number of shares subject to options.

                         COMPARATIVE STOCK PERFORMANCE

   The graph below compares the cumulative total shareholder return on the Company's Common Stock since the Company's initial public offering on August 11, 1994 with the cumulative total return on the Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Total Return Index for Nasdaq Non-Financial Stocks over the same period (assuming the investment of $100 in each on August 11, 1994 and the reinvestment of all dividends).

                                 GRAPH OMITTED

                                    August 11,  December 31,  December 31,  December 31,  December 31,
                                       1994         1994          1995          1996          1997
                                    ----------  ------------  ------------  ------------  ------------
A.S.V., Inc.                           $100.00       $ 97.96       $185.03       $808.84     $1,262.59
Nasdaq - U.S. Companies                $100.00       $103.78       $146.78       $180.53     $  221.53
Nasdaq - Non-Financial Companies       $100.00       $105.82       $147.48       $179.22     $  210.31


                      PROPOSAL TO APPROVE AMENDMENT TO THE
                      1996 INCENTIVE AND STOCK OPTION PLAN
                                 (PROPOSAL #2)

   In March 1998, the Board of Directors approved an amendment to the Company's 1996 Incentive and Stock Option Plan (the "1996 Plan"), subject to shareholder approval, to provide that the aggregate number of shares of the Company's Common Stock available for issuance pursuant to grants under the 1996 Plan at any time be increased from 750,000 to 1,500,000.

       The Company continues to recruit key personnel and believes stock options or other grants under the 1996 Plan are an important element in attracting highly skilled and qualified individuals. As such, the Company believes the amendment to the 1996 Plan can help it meet the competitive demands of attracting and retaining a productive work force. Therefore, the Board of Directors believes it is desirable to amend the 1996 Plan to change the number of shares of the Company's Common Stock which are authorized for issuance thereunder. A description of the 1996 Plan is set forth below.

1996 INCENTIVE AND STOCK OPTION PLAN

   On December 21, 1996, the Board of Directors adopted, and on June 5, 1997, the shareholders approved, the A.S.V., Inc. 1996 Incentive and Stock Option Plan (the "1996 Plan"). The purpose of the 1996 Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees and directors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such employees and directors an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such employees and directors with those of the Company's shareholders.

   The 1996 Plan is administered by a committee of the Board of Directors (the "Committee"). A total of 750,000 shares of Common Stock are available and reserved for issuance upon the exercise of options or pursuant to restricted stock or other awards granted under the 1996 Plan. Full and part-time employees, members of the Board of Directors, consultants or independent contractors providing valuable services to the Company or any eligible affiliate of the Company are eligible to receive awards under the 1996 Plan. Awards may be in the form of options to purchase Common Stock, grants of restricted Common Stock or grants of unrestricted Common Stock. Options may be in the form of incentive stock options ("ISO"), which comply with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options; provided, however, that ISOs may only be granted to employees and may not have a term greater than 10 years.

   The committee has the power to determine the number of shares to be covered by awards under the 1996 Plan, determine the terms and conditions of an award, amend the terms of an award, interpret and administer the 1996 Plan and establish rules under the 1996 Plan. The Committee may delegate to one or more officers the right to grant awards to participants who are not subject to
Section 16(b) of the Securities Exchange Act of 1934. The exercise price of each option granted under the 1996 Plan shall not be less than the fair market value of the Common Stock on the date the option is granted. Under the 1996 Plan, the Committee may permit participants receiving or exercising options, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the option or shares previously owned by the optionee) to the Company in payment of the exercise price thereunder or to satisfy federal or state tax obligations. In the event any dividend, distribution, recapitalization, stock split, merger, consolidation, or other event occurs that affects the Company's Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of benefits under the 1996 Plan, the Committee may make such adjustments to awards under the 1996 Plan as it deems necessary to preserve the benefits intended under the 1996 Plan and such awards. Awards granted under the 1996 Plan are awarded for no cash consideration and are not transferable other than by will or the laws of descent and distribution. The Board of Directors may amend, alter or discontinue the 1996 Plan at any time provided that shareholder approval must be obtained for any change that would, absent shareholder approval, violate the rules or regulations of Nasdaq or prevent the Company from issuing ISO's.

   The grant of an option will result in no tax consequences for the recipient or the Company or any subsidiary employing such individual (the "employer").
The holder of an ISO generally will have no taxable income upon exercising the ISO (except that the alternative minimum tax may apply), and the employer generally will receive no tax deduction when an ISO is exercised. Upon exercise of a stock option other than an ISO, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the option price, and the employer will then be entitled to a tax deduction for the same amount. The tax consequences to an optionee of a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an ISO or stock option other than an ISO. Generally, there will be no tax consequence to the employer in connection with a disposition of shares acquired under an option except that the employer may be entitled to a tax deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

   With respect to an award of common stock granted under the 1996 Plan that is either transferable or not subject to a substantial risk of forfeiture, the holder of an award must recognize ordinary income equal to the excess of (a) the fair market value of the shares received (determined as of the date of such settlement) over (b) the amount (if any) paid for such shares by the holder of the award, and the employer will then be entitled to a deduction for the same amount. With respect to awards that are restricted as to transferability and subject to a substantial risk of forfeiture, unless a special tax election is made to recognize ordinary income upon receipt of the awards, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid by the participant for such shares, and the employer will then be entitled to a deduction for the same amount.

   Special rules apply in the case of individuals subject to Section 16(b) of the Securities Exchange Act of 1934. In particular, under current law, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, unless a special tax election is made, the amount of ordinary income recognized and the amount of the employer's deduction may be determined as of such date.

   The 1996 Plan became effective June 5, 1997, the date of approval by the shareholders. As of December 31, 1997, options to purchase 662,000 shares had been granted.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK WHICH ARE AUTHORIZED FOR ISSUANCE UNDER THE 1996 PLAN.

            APPROVE THE 1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                 (PROPOSAL #3)

   In March 1998, the Board of Directors adopted, subject to shareholder approval, the A.S.V., Inc. 1998 Non-Employee Director Stock Option Plan (the "Director Plan"). The purpose of the Director Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining directors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such directors an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such directors with those of the Company's shareholders. The following is a description of the material terms and conditions of the Director Plan.

   The Director Plan will be administered by a committee of the Board of Directors (the "Committee"). A total of 300,000 shares of Common Stock will be available and reserved for issuance upon the exercise of options granted under the Director Plan. An option to purchase 10,000 shares of Common Stock shall be automatically granted on the first business day of each calendar year during the term of the Director Plan to each eligible director in office on such date. An option to purchase 7,500 shares of Common Stock shall be automatically granted on the day that any eligible director is first elected to the Board of Directors; provided however, that if such day is not a business day, such grant shall be effective on the first business day following such election. Such grants shall be made only to eligible directors who were not directors of the Company prior to the date the Director Plan was adopted by the Board of Directors. All options issued under the Director Plan shall be nonqualified stock options that do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. All options granted under the Director Plan shall be exercisable in 25% annual installments beginning one year from the date on which they were granted and will terminate upon the expiration of five years from the date on which they were granted.

    The exercise price of each option granted under the Director Plan shall be equal to the fair market value of the Common Stock on the date the option is granted. In the event any dividend, distribution, recapitalization, stock split, merger, consolidation, or other event occurs that affects the Company's Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of benefits under the Director Plan, the Committee may make such adjustments to awards under the Director Plan as it deems necessary to preserve the benefits intended under the Director Plan and such awards. Awards granted under the Director Plan are awarded for no cash consideration and are not transferable other than by will or the laws of descent and distribution. The Board of Directors may amend, alter or discontinue the Director Plan at any time provided that shareholder approval must be obtained for any change that would, absent shareholder approval, violate the rules or regulations of Nasdaq.

   The grant of an option will result in no tax consequences for the recipient or the Company. Upon exercise of an option granted under the Director Plan, the holder of the award must recognize ordinary income as of the date the option is exercised in the amount by which the fair market value of the shares acquired on that date exceeds the option price, and the Company will then be entitled to an income tax deduction for the same amount. The tax consequences to an optionee of a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held.

   The Director Plan will be effective immediately upon its approval by the requisite vote of the shareholders.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTOR PLAN.

            RATIFY THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                 (PROPOSAL #4)

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE APPOINTMENT OF GRANT THORNTON LLP, INDEPENDENT PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998. Unless otherwise instructed, the Proxies will be so voted. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to appropriate questions from the Company's shareholders.

                             SHAREHOLDER PROPOSALS

   Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1999 Annual Meeting must be received by the Company at its offices by January 11, 1999, to be considered for inclusion in the Company's proxy statement and related proxy for the 1999 Annual Meeting.

                                 OTHER BUSINESS

   The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgement.

                          ANNUAL AND QUARTERLY REPORT

    A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, including financial statements, and a copy of the Company's Quarterly Report to Shareholders for the three months ended March 31, 1998, accompany this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

   THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO THOMAS R. KARGES, CHIEF FINANCIAL OFFICER, A.S.V., INC., P.O. BOX 5160, GRAND RAPIDS, MINNESOTA 55744.


Dated: May 11, 1998
       Grand Rapids, Minnesota

                                  A.S.V., INC.
                   1998 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

SECTION 1. PURPOSE.

     This plan shall be known as the "A.S.V., Inc. 1998 Nonemployee Director Stock Option Plan" and is hereinafter referred to as the "Plan." The purpose of the Plan is to promote the interests of A.S.V., Inc., a Minnesota corporation (the "Company"), by enhancing its ability to attract and retain the services of experienced and knowledgeable independent directors and by providing additional incentive for these directors to increase their interest in the Company's long-term success and progress.

SECTION 2. ADMINISTRATION.

         The Plan shall be administered by the Compensation Committee (the "Committee") of two or more persons appointed by the Board of Directors of the Company. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 6. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

SECTION 3. PARTICIPATION IN THE PLAN.

         Each director of the Company shall be eligible to participate in the Plan unless such director is an employee of the Company or any subsidiary of the Company.

SECTION 4. STOCK SUBJECT TO THE PLAN.

         Subject to the provisions of Section 11 hereof, the stock to be subject to options under the Plan shall be authorized but unissued shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Subject to adjustment as provided in Section 11 hereof, the maximum number of shares with respect to which options may be exercised under this Plan shall be 300,000 shares. If an option under the Plan expires, or for any reason is terminated, any shares that have not been purchased upon exercise of the option prior to the expiration or termination date shall again be available for options thereafter granted during the term of the Plan.

SECTION 5. NONQUALIFIED STOCK OPTIONS.

         All options granted under the Plan shall be nonqualified stock options that do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

     Each option granted under this plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a) Annual Option Grants. An option to purchase 10,000 shares of Common Stock shall be granted automatically on the first business day of each calendar year (the "Annual Option Grant Date") during the term of the Plan, beginning on January 4, 1999 (subject to shareholder approval of the Plan), to each eligible director in office on such Annual Option Grant Date.

          (b) Grants to New Directors. An option to purchase 7,500 shares of Common Stock shall be granted automatically on the day that any eligible director is first elected to the Board of Directors; provided, however, that if such day is not a business day, such grant shall be effective on the first business day following such election. Such grants shall be made only to eligible directors who were not directors of the Company prior to the date this Plan was adopted by the Board of Directors.

          (c) Options Non-Transferable. No option granted under the Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution as provided in Section 6(e) hereof. During the lifetime of the optionee, the options shall be exercisable only by such optionee. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during such optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (d) Period of Options. Options shall terminate upon the expiration of five years from the date on which they were granted.

          (e) Exercise of Options.

               (i) Options granted under the Plan shall not be exercisable for a period of one year after the date on which they were granted, but thereafter will be exercisable with respect to 25% of the shares on the first anniversary of the date of grant and with respect to an additional

          25% of the shares on each of the next three anniversaries of the date of grant.

               (ii) The exercise of any option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any federal or state securities or other laws. An optionee desiring to exercise an option may be required by the Company, as a condition of the effectiveness of any exercise of an option granted hereunder, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held for his or her own account without a view to any distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state securities laws.

               (iii) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including check, bank draft or money order).

SECTION 7. OPTION EXERCISE PRICE.

         The option exercise price per share for the shares covered by each option shall be equal to the "fair market value" of a share of Common Stock as of the date on which the option is granted, as determined pursuant to Section 9 hereof.

SECTION 8. TIME FOR GRANTING OPTIONS.

         Unless the Plan shall have been discontinued as provided in Section 13 hereof, the Plan shall terminate upon the expiration of 10 years from the date upon which it takes effect as provided in Section 12 hereof. No option may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.

SECTION 9. FAIR MARKET VALUE OF COMMON STOCK.

         For the purposes of the Plan, the fair market value of the Common Stock on a given date shall be the closing sale price of the Common Stock on such date on the Nasdaq Stock Market, if the Common Stock is being traded on such market, or such other market or quotation system on which the Common Stock is traded or quoted. If on the date as of which the fair market value is being determined the Common

Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value and, in connection therewith, shall take such actions and consider such factors as it deems necessary or advisable.

SECTION 10. LIMITATION OF RIGHTS.

          (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute, or be evidence of, any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

          (b) No Shareholder Rights for Options. An optionee shall have no rights as a shareholder with respect to the shares covered by options until the date of the issuance to such optionee of a stock certificate therefor, and no adjustment will be made for cash dividends or other rights for which the record date is prior to the date such certificate is issued.

SECTION 11. ADJUSTMENTS TO COMMON STOCK.

         If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options shall be made. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares subject to outstanding options and the option exercise prices thereof in order to prevent dilution or enlargement of option rights.

SECTION 12. EFFECTIVE DATE OF THE PLAN.

         The Plan shall take effect immediately upon its approval by the Board of Directors of the Company, subject to approval by the affirmative vote of a majority of the shares present in person or by proxy and voted at a duly held meeting of shareholders of the Company. In the event such shareholder approval is not obtained, this Plan shall be of no force or effect, and any options previously granted hereunder shall terminate.

SECTION 13. AMENDMENT OF THE PLAN.

         The Board may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders of the Company no revision or amendment shall be made that (a) absent such shareholder approval, would cause Rule 16b-3, as promulgated by the Securities and

Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto, to become unavailable with respect to the Plan, or (b) requires the approval of the Company's shareholders under any rules or regulations of the Nasdaq Stock Market that are applicable to the Company. The Board shall not alter or impair any option theretofore granted under the Plan without the consent of the holder of the option.

Section 14. Governing Law.

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Minnesota and construed accordingly.

                                  A.S.V., INC.
                      1996 INCENTIVE AND STOCK OPTION PLAN

                 THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
                  COVERING SECURITIES THAT HAVE BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933.

SECTION 1. PURPOSE.

         The purpose of this 1996 Incentive and Stock Option Plan (the "Plan") is to promote the interests of A.S.V., Inc. (the "Company") and its shareholders by aiding the Company in attracting and retaining employees and directors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such employees and directors an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such employees and directors with those of the Company's shareholders.

SECTION 2. DEFINITIONS.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

     (b) "Award" shall mean any Option, Restricted Stock or other award granted under the Plan.

     (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors and shall be composed solely of two or more "non-employee directors" within the meaning of Rule16b-3, each of whom is an "outside director" within the meaning of Section 162(m) of the Code to the extent required by such Section.

     (f) "Company" shall mean A.S.V., Inc., a Minnesota corporation, and any successor corporation.

     (g) "Eligible Person" shall mean any employee, officer, director, consultant or independent contractor providing services to the Company or any Affiliate.

     (h) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

     (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as the Committee shall establish in good faith from time to time. Where there is a public market for the Shares, the fair market value per Share on a given date shall be the closing price of a Share in the over-the-counter market on such date, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by The Nasdaq Stock Market ("Nasdaq")) or, in the event the Shares are traded on the Nasdaq National Market ("NMS") or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on such date, as reported in THE WALL STREET JOURNAL; if such market or exchange is not open for trading on such date, the Fair Market Value shall be determined as of the day closest to such date when such market or exchange is open for trading.

     (j) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     (k) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

     (l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     (m) "Other Stock Grant" shall mean any right granted under Section 6(c) of the Plan.

     (n) "Participant" shall mean an Eligible Person whom the Committee designates to receive an Award under the Plan.

     (o) "Person" shall mean any individual, corporation, partnership, association or trust.

     (p) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

     (q) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

     (r) "Shares" shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

SECTION 3. ADMINISTRATION.

     (a) POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii)determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v)amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi)interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii)establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

     (b) DELEGATION. The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; PROVIDED, HOWEVER, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code to the extent required by such Section.

     (c) POWER AND AUTHORITY OF THE BOARD OF DIRECTORS. Notwithstanding anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

SECTION 4. SHARES AVAILABLE FOR AWARDS.

     (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 1,500,000 (after giving effect to the stock split effective in January 1997). If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

     (b) ACCOUNTING FOR AWARDS. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

     (c) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; PROVIDED, HOWEVER, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

SECTION 5. ELIGIBILITY.

     Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section424(f) of the Code or any successor provision.

SECTION 6. AWARDS.

     (a) OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) EXERCISE PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee; PROVIDED, HOWEVER, that the purchase price per Share purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

          (ii) OPTION TERM. The term of each Option shall be fixed by the Committee; PROVIDED, HOWEVER, that the term of an Incentive Stock Option may not extend more than ten years from the date of grant of such Incentive Stock Option.

          (iii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          (iv) CERTAIN OPTIONS TO BE TREATED AS NON-QUALIFIED STOCK OPTIONS. If the aggregate Fair Market Value of all Shares subject to Incentive Stock Options granted to a Participant under all plans of the Company and its parent and subsidiary corporations (as described in Section 422(d) of the Code) that are exercisable for the first time during any calendar year exceeds $100,000 at the time an Option is granted to such Participant, then such Option shall be treated as an Option that does not qualify as an Incentive Stock Option.

          (v) TEN PERCENT SHAREHOLDER RULE. Notwithstanding any other provision in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan to a Participant who owns, directly or indirectly (within the meaning of Section 424(d) of the Code), Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary, then any Incentive Stock Option to be granted to such Participant pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the exercise price of such Option shall be not less than 110% of the Fair Market Value of the Shares covered, and such Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.

          (vi) OPTION LIMITATIONS UNDER THE PLAN FOR PURPOSES OF SECTION 162(M). No Eligible Person who is an employee of the Company at the time of grant may be granted any Option, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Option, covering more than 750,000 Shares (as adjusted for the stock split in January 1997) in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Option representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code to the extent required by such Section.

     (b) RESTRICTED STOCK. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) RESTRICTIONS. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or on the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination, at such time or times, in such installments or otherwise as the Committee may deem appropriate.

          (ii) STOCK CERTIFICATES. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

          (iii)FORFEITURE; DELIVERY OF SHARES. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and become authroized but unissued Shares; PROVIDED, HOWEVER, that the Committee, when it finds that a waiver would be in the best interests of the Company, may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

     (c) OTHER STOCK GRANTS. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan; PROVIDED, HOWEVER, that such grants must comply with Rule 16b-3 and applicable law.

     (d) GENERAL.

          (i)NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (ii) GRANT OF ADDITIONAL AWARDS. An Eligible Person who has been granted an Award under this Plan may be granted additional Awards under the Plan if the Committee shall so determine.

          (iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

          (iv) LIMITS ON TRANSFER OF AWARDS. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; and provided, further, except in the case of an Incentive Stock Option, Awards may be transferable as specifically provided in any applicable Award Agreement pursuant to terms determined by the Committee. Except as otherwise provided in any applicable Award Agreement (other than an Award Agreement relating to an Incentive Stock Option), pursuant to terms determined by the Committee, each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative.

          (v) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee and the Committee shall be under no duty to provide terms of like duration for Awards granted under the Plan.

          (vi) RESTRICTIONS; SECURITIES EXCHANGE LISTING. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are quoted on Nasdaq, traded on NMS or listed on a stock exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for quotation or trading on NMS or such stock exchange.

SECTION 7. INCOME TAX WITHHOLDING; TAX BONUSES.

     (a) WITHHOLDING. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, all of which are and shall remain the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i)electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii)delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     (b) TAX BONUSES. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of the federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

SECTION 8.  GENERAL PROVISIONS.

     (a) NO RIGHTS TO AWARDS. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     (b) AWARD AGREEMENTS. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

     (c) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee or director of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment or directorship at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or directorship free from any liability or any claim under the Plan, except as otherwise expressly provided in the Plan or in any Award Agreement.

     (e) GOVERNING LAW. The validity, construction and effect of the Plan or of any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

     (f) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee or the Board of Directors, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be so construed or deemed amended without, in the determination of the Committee or the Board of Directors, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     (g) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other

Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (h) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (i) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (j) OTHER BENEFITS. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

SECTION 9. AMENDMENT AND TERMINATION; ADJUSTMENTS.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

     (a) AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; PROVIDED, HOWEVER, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would:

          (i) violate the rules or regulations of Nasdaq, NMS or any stock exchange that are applicable to the Company; or

          (ii) cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

     (b) AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award in any way which would adversely affect the rights, expectancies or benefits of the Participant thereunder, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided herein or in the Award Agreement.

     (c) CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 10. EFFECTIVE DATE; TERM.

     (a) EFFECTIVE DATE. The Plan shall be effective as of December 21, 1996 (the "Effective Date"); PROVIDED, HOWEVER, that if the Company's shareholders do not approve the Plan at the next meeting of Shareholders, the Plan shall be null and void and all Awards granted prior to the date of such Special Meeting shall be of no force or effect.

     (b) TERM. Awards shall be granted under the Plan only during a 10-year period beginning on the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, however, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

                                  A.S.V., INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints GARY D. LEMKE and THOMAS R. KARGES, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of A.S.V., Inc. registered in the name of the undersigned, at the Annual Meeting of Shareholders to be held on Friday, June 19, 1998, at 1:00 p.m., local time, at the Sawmill Inn, 2301 Pokegama Avenue South, Grand Rapids, Minnesota 55744, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS:
(1)  ELECTION OF DIRECTORS:
      / / FOR all nominees listed below             / / WITHHOLD AUTHORITY
          (except as marked to the contrary below)      to vote for all nominees
                                                        listed below
  (Instruction: To withhold authority to vote for any nominee, strike a line through the nominee's name in the list below)
  Gary D. Lemke, Edgar E. Hetteen, Philip C. Smaby, Jerome T. Miner, Leland T.
                   Lynch, Karlin S. Symon, James H. Dahl and
                            R. E. "Teddy" Turner IV.
(2) PROPOSAL TO AMEND THE 1996 INCENTIVE AND STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE.
                    / /  FOR     / /  AGAINST  / /  ABSTAIN
               (Continued, and to be signed, on the reverse side)


                          (Continued from other side)
(3)  PROPOSAL TO ADOPT THE 1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.
                / /  FOR     / /  AGAINST  / /  ABSTAIN
(4) PROPOSAL TO RATIFY APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.
                / /  FOR     / /  AGAINST  / /  ABSTAIN
(5) OTHER MATTERS. In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

                               Dated:________________________, 1998

                               ______________________________________________

                               ______________________________________________

                               Please sign exactly as your name appears hereon. Jointly owned shares will be voted as directed if one owner signs unless another owner instructs to the contrary, in which case the shares will not be voted. If signing in representative capacity, please indicate title and authority.